UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2012

CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas 77002
(Addresses of principal executive offices and zip codes)

Registrant's telephone number, including area code: (713) 830-2000

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 27, 2012, Calpine Corporation (the “Company”) issued a press release announcing its financial and operating results for the quarter ended June 30, 2012. A copy of the press release is being furnished as Exhibit 99.1 hereto. As set forth in the press release, the Company will host a conference call to discuss its financial and operating results for the second quarter of 2012 on Friday, July 27, 2012, at 10 a.m. ET / 9 a.m. CT. A listen-only webcast of the call may be accessed through the Company's website at www.calpine.com, or by dialing 800-447-0521 in the United States or 847-413-3238 outside the United States. The confirmation code is 32797758.

An archived recording of the call will be made available on the Company's website and can be accessed by dialing 888-843-7419 in the United States or 630-652-3042 outside the United States and providing confirmation code 32797758. Presentation materials to accompany the conference call will be made available on the Company's website on July 27, 2012.

The information in this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), nor shall it be deemed “incorporated by reference” into any filing under the Securities Act of 1933, as amended, or the 1934 Act, except as may be expressly set forth by specific reference in such filing.
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

99.1	Calpine Corporation Press Release dated July 27, 2012.*
__________

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ ZAMIR RAUF
Zamir Rauf
Executive Vice President and
Chief Financial Officer

July 27, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Calpine Corporation Press Release dated July 27, 2012.*
__________

*	Furnished herewith.

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